EXHIBIT 99.1

Subway® and TurboChef Technologies Reach an Agreement for TurboChef to be the
Exclusive Worldwide Supplier of Rapid Cook Ovens to Subway Restaurants

Dallas, Texas, March 8, 2004– TurboChef Technologies, Inc. (OTC Bulletin Board:  TRBO.OB) today announced that it has reached an agreement with Subway Restaurants to be the exclusive supplier of rapid cook ovens to more than 20,000 Subway restaurants worldwide.  TurboChef expects to start delivering ovens to Subway restaurants in the U.S. during the second quarter of 2004.

“We are delighted by Subway’s confidence in TurboChef and honored to be partnering with one of the largest food franchises in the world,” said Richard E. Perlman, Chairman of the Board of TurboChef.  “To have our technology, products and new management team validated by Subway is extremely satisfying to us and to our employees who have worked for years to develop the best and most innovative rapid cook oven technology.”

Jan Risi, President and Chief Executive Officer of the Independent Purchasing Cooperative for Subway franchisees, added “After a long and comprehensive evaluation of TurboChef’s proprietary ovens, Subway decided to partner with TurboChef Technologies as a way to maximize its future growth and capitalize on emerging trends and innovation in the quick service restaurant business.”

James K. Price, Chief Executive Officer of TurboChef, added “The Subway relationship represents a significant step towards our goal of becoming the world leader in rapid cook technologies.  Today, TurboChef’s market opportunities cover all food service providers, from quick service to full service restaurants, hotels to hospitals, convenience stores to bars and night clubs, movie theaters to theme parks and small food concessions to concessions at the largest sports and entertainment complexes.  Under the leadership of its new management team, TurboChef will continue to develop its portfolio of patented rapid cook technologies and advance innovation in the world of cooking.”

About TurboChef

TurboChef is engaged in designing, developing and marketing its proprietary rapid cook technologies.  TurboChef’s proprietary rapid cook ovens, which require no ventilation, employ a proprietary combination of high speed forced air and microwave energy to “cook to order” a variety of food products at faster speeds and to quality standards comparable, and in many instances superior to, other conventional commercial and residential ovens currently available.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995:  Certain statements contained in this news release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, new management becoming familiar with the Company’s business, the uncertainty of market acceptance and demand for the Company’s products, the ability to obtain additional financing necessary to continue operations, the uncertainty of consumer acceptance of new products or technologies that may be offered by TurboChef, the dependence on a limited number of customers, relationships with and dependence on third-party equipment manufacturers and suppliers, impact of competitive products and pricing and other risks detailed in the Company’s filings with the Securities and Exchange Commission.  The words “looking forward,” “believe,” “expect,” “likely” and similar expressions identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only for the date the statement was made.  TurboChef Technologies, Inc. undertakes no obligation to update any forward-looking statements contained in this news release.